CFO CERTIFICATION PURSUANT TO SECTION 906
EX-32.2

Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Stellar Pharmaceuticals Inc. (the “Company”) on Form 10-QSB for the nine month period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Janice Clarke, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 13, 2006

By:	/s/Janice Clarke
Janice Clarke
Chief Financial Officer